Exhibit 99.1

CERNER LEADS NEW ERA OF HEALTH CARE INNOVATION

CERNER AND AMAZON TO WORK ON FUTURE COLLABORATION

NAMES AWS AS ITS PREFERRED CLOUD PROVIDER TO DOUBLE-DOWN ON FOCUS TO DISRUPT HEALTHCARE

KANSAS CITY, Mo. - July 30, 2019 - Cerner Corporation (NASDAQ: CERN), a global health platform and technology company, today announced a multi-faceted, strategic collaboration with Amazon Web Services, Inc. (AWS), an Amazon.com company, to accelerate health care innovation across the globe. As part of this agreement, Cerner is naming AWS its preferred cloud provider. This expanded relationship is expected to power enhanced clinical experiences, increase efficiencies by lowering operational burdens for health care organizations and accelerate Artificial Intelligence (AI), Machine Learning (ML) and other cutting-edge innovations thereby advancing better patient health outcomes.

“Our work with Amazon and AWS is a key component for the next chapter at Cerner,” said Brent Shafer, chairman and CEO, Cerner. “As we work to transform Cerner, we are joining forces with Amazon and AWS to help fuel our strategy of making Cerner more agile in order to deliver faster, more scalable and secure solutions to clients and patients. We expect this collaboration with Amazon and AWS will enable a new wave of innovation that can lead and transform the future of health care.”

Increasingly, consumers are expecting high-quality, accessible health care balanced with affordable costs and increased transparency. Today’s announcement solidifies how Cerner plans to ready itself for this changing health care landscape. Cerner’s legacy of innovation over the past 40 years helped drive the digitization of patient data - inventing, building, developing and implementing world-class electronic health records (EHRs). As Cerner pivots to the future, the company is focused on driving a high order of benefits from digitized platforms, and its collaboration with AWS will help provide consumers with more power by enabling greater access to their own health care information than ever before.

Leveraging AWS’s broad and deep portfolio of cloud services, Cerner expects to usher in a new era of health system interoperability and data portability to ensure the best health outcomes across the continuum of care. Cerner clients should expect a new velocity of advancements while experiencing a lower operational and financial burden. For example, through its existing collaboration with the Amazon ML Solutions Lab, Cerner has quickly developed new ML capabilities for clients and with greater scale. Cerner will continue to advance its health prediction capabilities to uncover important and potentially life-saving insights within trusted-source, digital health data. Cerner’s ongoing work with AWS, and use of Amazon SageMaker, has allowed researchers to query anonymized patient data to build complex models and algorithms that led to earlier detection of congestive heart failure. AWS’s ML capabilities, including voice recognition and natural language processing technologies, will have an immediate impact on the Cerner technology roadmap and help to redefine experiences in health care.

“Health care and life sciences companies trust AWS with their mission-critical workloads, knowing that they can securely and easily invent new ways to interact with their patient populations and quickly scale the approaches that are effective,” said Andy Jassy, CEO, AWS. “AWS is providing Cerner with the broadest portfolio of innovative analytics and machine learning services that will empower them to gain new clinical and business insights that have the potential to transform patient care delivery.”

Earlier this year, Cerner announced a renewed commitment to relentlessly focus on clients’ success, whether it’s a large health system, a community hospital or a consumer having a better experience or outcome. The power of AWS’s global infrastructure and breadth and depth of services, coupled with Cerner’s health care technology acumen and source for data can bring significant benefits to Cerner clients. With AWS, Cerner HealtheDataLab™ was built and has allowed researchers to take de-identified patient data, transform the data sets into research-ready formats and build complex models and algorithms to give providers more information to make more informed patient decisions.

“Our health system has reaped the benefits of Cerner’s HealtheIntent® platform for many years, improving the care we provide to our patients,” said Dr. William Feaster, chief health information officer, Children’s Hospital of Orange County (CHOC). “Transforming the HealtheIntent data and loading it on AWS has allowed us to leverage big data and sophisticated data science tools, along with the elastic compute environment on AWS. This has accelerated our data science work at CHOC.”

As part of the agreement, AWS and Cerner have committed to an overall strategic framework that will allow for joint teams to drive accelerated innovation and enable increased speed-to-market. Since Shafer’s arrival to Cerner, the company has moved down a path of strategic relationships that could change health care. Cerner’s work with Amazon and AWS is an important step.

“Announcing AWS as our preferred cloud provider is an important move for Cerner. We live in a connected world and should work together to solve the quadruple aim of health care - improving the health of individuals and populations while reducing costs and increasing clinician satisfaction,” said Shafer. “We’re looking forward to tapping into Amazon’s expertise to further help Cerner improve patient satisfaction and drive our client success around the globe.

About Cerner

Cerner’s health technologies connect people and information systems at more than 27,500 contracted provider facilities worldwide dedicated to creating smarter and better care for individuals and communities. Recognized globally for innovation, Cerner assists clinicians in making care decisions and assists organizations in managing the health of their populations. The company also offers an integrated clinical and financial systems to help manage day-to-day revenue functions, as well as a wide range of services to support clinical, financial and operational needs, focused on people. For more information, visit Cerner.com, The Cerner Blog, The Cerner Podcast or connect on Facebook, Instagram, LinkedIn, Twitter. Nasdaq: CERN. Smarter Care. Better Outcomes. Healthier You.

Media Contact:
Cerner
Misti Preston, Public Relations, (816) 299-2037, Misti.Preston@cerner.com

All statements in this press release that do not directly and exclusively relate to historical facts constitute forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner’s management with respect to future events and are subject to a number of significant risks and uncertainties. The words “expect”, “expected”, “plans”, “will,” “should,” “can” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. In addition, our forward-looking statements include statements regarding the expected benefits of our collaboration with Amazon and AWS. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our failure to achieve the expected benefits from the collaboration; possibility of significant costs and reputational harm related to product related liabilities; potential claims for system errors and warranties; the possibility of interruption at our data centers or client support facilities, or those of third parties with whom we have contracted (such as public cloud providers), that could expose us to significant costs and reputational harm; the possibility of increased expenses, exposure to legal claims and regulatory actions and reputational harm associated with a cyberattack or other breach in Cerner’s, Amazon's or AWS’s IT security; claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others; potential claims or other risks associated with relying on open source software in our proprietary software solutions or technology-enabled services; material adverse resolution of legal proceedings, disputes or other claims, including those arising out of the collaboration or other proposed strategic relationships; risks associated with our global operations, including without limitation stringent data privacy laws; risks associated with the unexpected loss or recruitment and retention of key personnel or the failure to successfully develop and execute succession planning to assure transitions of key associates and their knowledge, relationships and expertise; risks related to our dependence on strategic relationships and third-party suppliers, including the reliance on AWS as a preferred cloud provider; significant competition and our ability to quickly respond to market changes, changing technologies and evolving pricing and deployment methods and to bring competitive new solutions, devices, features and services to market in a timely fashion; managing growth in the new markets in which we offer solutions, health care devices or services; long sales cycles for our solutions and services; and risks inherent in contracting with government clients, including without limitation, complying with strict compliance obligations; non-compliance with laws, government regulation or certain industry initiatives or failure to deliver solutions or services that enable our clients to comply with laws or regulations applicable to their businesses. Additional discussion of these and other risks, uncertainties and factors affecting Cerner’s business is contained in Cerner’s filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Except as required by law, Cerner undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.